EXHIBIT 10.23.14

                           GMAC COMMERCIAL FINANCE LLC
                           1290 Avenue of the Americas
                            New York, New York 10104


                                                                 August 12, 2004

TARRANT APPAREL GROUP
TAG MEX, INC.
FASHION RESOURCE (TCL), INC.
UNITED APPAREL VENTURES, LLC.
3151 East Washington Boulevard
Los Angeles, CA 90023

                                   Re: WAIVER

Gentlemen:

         Reference is made to the Revolving Credit, Factoring and Security Agreement, dated as of January 21, 2000, by and among Tarrant Apparel Group ("Tarrant"), Tag Mex, Inc. ("Tag"), Fashion Resource (TCL), Inc. ("Fashion"), United Apparel Ventures, LLC ("United"; and together with Tarrant, Tag and Fashion, each, individually, a "Borrower" and collectively, the "Borrowers") and GMAC Commercial Finance LLC, as successor by merger with GMAC Commercial Credit LLC, as agent (as a lender and as successor in interest to Finova Capital Corporation and Sanwa Bank California, the "Agent"), and the Lenders from time to time parties thereto (as heretofore amended, and as the same now exists or may hereafter be amended, restated, renewed, replaced, substituted, supplemented, extended, or otherwise modified, the "CREDIT AGREEMENT"). All capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Credit Agreement.

         1. The borrowers have advised Agent that, for the quarter period ended June 30, 2004, (i) Borrowers' Tangible Net Worth was less than the minimum Tangible Net Worth permitted as at June 30, 2004 under Section 7.5(a) (TANGIBLE NET WORTH) of the Credit Agreement, (ii) Borrowers' Fixed Charge Coverage Ratio was less than the minimum Fixed Charge Coverage Ratio permitted as at June 30, 2004 under Section 7.5(b) (FIXED CHARGE COVERAGE RATIO) of the Credit Agreement, and (iii) Borrowers' Total Leverage Ratio was greater than the maximum Total Leverage Ratio permitted as at June 30, 2004 under Section 7.5(d) (TOTAL LEVERAGE RATIO) of the Credit Agreement. As a result of such noncompliance as at June 30, 2004, Events of Default have occurred and are continuing under subsection (e) of Article XI (EVENTS OF DEFAULT) of the Credit Agreement (the "SUBJECT EVENTS OF DEFAULT"). The Borrowers have requested that Agent waive the Subject Events of Default, and Agent has agreed to, and hereby does, waive such Subject Events of Default subject to the terms and conditions set forth herein; PROVIDED THAT, Agent does not waive any Events of Default other than the Subject Events of Default as at June 30, 2004 specified above, and Agent hereby reserves all rights and remedies granted to Agent under the Credit Agreement, the


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Other Documents, applicable law or otherwise, and nothing contained herein shall be construed to limit, impair or otherwise affect the right of Agent to declare a default or an Event of Default with respect to any future non-compliance with any covenant, term or provision of the Credit Agreement or any other document now or hereafter executed and delivered in connection therewith.

         2. Each of the Borrowers hereby acknowledges, confirms and agrees that all amounts charged or credited to the Loan Account as of August 12, 2004 are correct and binding upon each of the Borrowers and that all amounts reflected to be due and owing in the Loan Account as of August 12, 2004 are due and owing without defense, offset or counterclaim.

         3. In consideration of this agreement and the performance thereof and other good and valuable consideration, each Borrower forever releases and discharges Agent, Lenders, its and their affiliates, officers, directors, consultants, agents, attorneys and employees, and their respective successors and assigns (collectively the "Released Parties") from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extent, executions, claims and demands whatsoever, in law, admiralty or equity, without defense, offset or counterclaim, which any Borrower, directly or indirectly, ever had or now or can, shall or may, have against any of the released Parties for, upon, or by reason of any matter, cause or thing whatsoever. Each Borrower expressly and explicitly acknowledges that it aware of and is knowingly waiving any rights that he, she, or it may have against the Released Parties under the provisions of California Civil Code Section 1542 (and any similar principle of law under any other applicable jurisdiction), which section reads as follows:

                  "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

In addition to the foregoing, each of the Borrowers agrees to forever refrain and forbear from commencing, assisting, instituting, prosecuting or encouraging others to institute or prosecute any litigation, action, arbitration, administrative or other proceeding of any kind against any of the Released Parties, directly or indirectly arising out of, resulting from or relating in any way to the subject matter of or the fact and course of conduct underlying the releases granted herein.

         4. Except as specifically set forth herein, no other changes or modifications to the Credit Agreement are intended or implied, and, in all other respects, the Credit Agreement shall continue to remain in full force and effect in accordance with its terms as of the date hereof. Except as specifically set forth herein, nothing contained herein shall evidence a waiver or amendment by Agent of any other provision of the Credit Agreement nor shall anything contained herein be construed as a consent by Agent to any transaction other than those specifically consented to herein.


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         5.       The terms and  provisions of this  agreement  shall be for the benefit of the parties hereto and their respective successors and assigns; no other person, firm, entity or corporation shall have any right, benefit or interest under this agreement.

         6. This agreement may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this agreement, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this agreement by telefacsimile shall have the same force and effect as delivery of an original executed counterpart of this agreement. Any party delivering an executed counterpart of this agreement by telefacsimile also shall deliver an original executed counterpart of this agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this agreement as to such party or any other party.

         7. This agreement sets forth the entire agreement and understanding of the parties with respect to the matters set forth herein. This agreement cannot be changed, modified, amended or terminated except in a writing executed by the party to be charged.

                                    Very truly yours,

                                    GMAC COMMERCIAL FINANCE LLC,
                                    as Agent

                                    By:      /S/ ILLEGIBLE
                                        ----------------------------------------

                                    Title: SENIOR VICE PRESIDENT
                                           -------------------------------------

ACKNOWLEDGED AND AGREED:

TARRANT APPAREL GROUP

By:  /S/ PATRICK CHOW
    --------------------------------
        Patrick Chow
Title:  Chief Financial Officer

TAG MEX, INC.

By:  /S/ PATRICK CHOW
    --------------------------------
        Patrick Chow
Title:  Chief Financial Officer

FASHION RESOURCE (TCL), INC.

By:  /S/ PATRICK CHOW
    --------------------------------
        Patrick Chow
Title:  Chief Financial Officer

UNITED APPAREL VENTURES, LLC

By:  /S/ PATRICK CHOW
    --------------------------------
        Patrick Chow
Title:  Manager


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